EXHIBIT 99.2

Program: Washington Mutual Mortgage Securities Corp., aggregator of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards)

Selected Summary Aggregate Cut-Off Date Information by Vintage Year

Series Designation for Prior Securitized Pool:	2006		2005		2004		2003		2002		2001
Mortgage Loan Characteristics as of Pool Cut-Off Date (1):

Number of Mortgage Loans	18,249		47,638		21,295		15,870		13,215		21,028
Aggregate Principal Balance	$5,012,543,438.48		$10,787,709,287.45		$4,679,748,725.38		$4,444,809,569.62		$2,876,598,305.59		$4,586,387,858.41
Approximate Weighted Average Mortage Interest Rate	6.52%		6.20%		6.02%		5.79%		7.12%		7.98%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Range Mortgage Intereset Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	494	4.41%	307	1.42%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
2.001 - 3.000%	35	0.24%	17	0.11%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
3.001 - 4.000%	4	0.02%	2	0.00%	82	0.47%	25	0.17%	0	0.00%	0	0.00%
4.001 - 5.000%	5	0.03%	144	0.32%	2,562	19.96%	1,577	12.17%	28	0.34%	0	0.00%
5.001 - 6.000%	985	5.14%	18,420	41.72%	6,173	33.58%	8,417	60.90%	886	10.52%	16	0.14%
6.001 - 7.000%	11,244	61.81%	22,247	48.74%	8,469	33.92%	3,990	21.68%	4,063	36.69%	1,323	9.04%
7.001 - 8.000	4,995	26.70%	4,264	5.63%	2,436	7.80%	1,046	3.20%	6,256	40.53%	10,565	51.82%
8.001 - 9.000%	454	1.49%	1,931	1.81%	1,186	3.41%	788	1.81%	1,814	10.50%	6,978	29.89%
9.001 or Greater	32	0.15%	306	0.26%	387	0.87%	27	0.07%	168	1.42%	2,146	9.11%
Approximate Weighted Average Original Term (in months)	356.9		348.94		344.94		349.91		339.59		343.82
Approximate Weighted Average Remaining Term (in months)	354.94		344.38		334.03		345.96		337.59		345.4
Approximate Weighted Average Credit Score (2)	710.65		719.55		716.2		712.37		717.47		712.9
Minimum Credit Score (2)	529		407		404		443		558		532
Maximum Credit Score (2)	900		890		823		819		830		830

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Detached	11,725	64.27%	31,742	65.94%	14,486	68.81%	10,565	67.17%	8,644	67.15%	14,424	71.60%
Duplex	997	5.50%	2,785	5.77%	1,050	4.71%	528	2.75%	605	3.93%	896	3.16%
Triplex	258	1.69%	661	1.61%	296	1.40%	194	0.97%	454	2.92%	766	2.90%
Fourplex	257	1.48%	686	1.55%	381	1.75%	202	0.96%	541	3.42%	743	2.89%
Townhouse	224	1.34%	237	0.39%	243	0.74%	22	0.10%	12	0.09%	3	0.02%
Condominium	1,463	6.53%	3,726	6.61%	1,462	6.04%	1,349	6.98%	824	4.79%	1,468	5.26%
Housing Cooperative	61	0.26%	234	0.32%	113	0.39%	91	0.26%	118	0.59%	53	0.12%
Planned Unit Development	3,089	17.83%	7,128	16.85%	3,200	15.88%	2,842	20.33%	1,973	16.85%	2,594	13.70%
Other	175	1.11%	439	0.95%	64	0.28%	77	0.48%	44	0.28%	81	0.35%

	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase	7,807	39.21%	21,767	43.35%	9,678	43.38%	6,444	41.41%	5,918	40.92%	11,607	51.32%
Rate/Term Refinance	2,648	14.93%	7,394	14.83%	4,231	21.64%	4,478	28.47%	3,649	30.74%	4,048	21.58%
Cash Out Refinance	7,794	45.86%	18,472	41.80%	6,967	33.46%	4,948	30.12%	3,648	28.34%	5,373	27.10%

Approximate Weighted Average Loan-To-Value Ratio	72.75%		71.34%		71.19%		73.55%		72.33%		74.73%

Series Designation for Prior Securitized Pool	2006		2005		2004		2003		2002		2001

Geographic Concentration (3):	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate	Number of Mortgage	Percentage of Aggregate
	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	73	0.22%	190	0.23%	136	0.37%	36	0.11%	41	0.26%	56	0.17%
Alaska	10	0.06%	27	0.05%	7	0.03%	6	0.02%	1	0.01%	0	0.00%
Arizona	1,102	5.32%	2,826	5.20%	1,161	4.48%	605	3.00%	269	1.81%	393	1.66%
Arkansas	93	0.23%	303	0.34%	29	0.07%	10	0.06%	39	0.15%	29	0.09%
California	5,199	40.77%	11,091	34.38%	5,089	35.08%	7,056	55.88%	3,637	37.48%	7,415	45.94%
Colorado	602	2.85%	1,692	3.26%	854	4.10%	677	3.70%	401	3.16%	670	3.19%
Connecticut	164	0.75%	474	0.98%	214	1.30%	127	0.96%	174	1.40%	283	1.32%
Delaware	29	0.12%	94	0.16%	24	0.09%	9	0.04%	10	0.06%	25	0.09%
District Of Columbia.	41	0.27%	82	0.19%	37	0.24%	38	0.28%	31	0.29%	57	0.38%
Florida	1,522	7.11%	3,793	6.79%	1,556	5.66%	814	3.61%	853	4.71%	971	3.01%
Georgia	349	1.31%	991	1.52%	663	2.15%	399	2.16%	400	2.45%	417	1.76%
Hawaii	130	1.01%	320	1.05%	96	0.58%	25	0.13%	88	0.74%	184	0.86%
Idaho	120	0.39%	286	0.41%	146	0.35%	102	0.35%	78	0.38%	163	0.50%
Illinois	618	2.73%	1,940	3.62%	638	2.99%	303	1.64%	292	2.36%	439	2.28%
Indiana	112	0.28%	434	0.46%	114	0.33%	39	0.13%	89	0.50%	151	0.41%
Iowa	42	0.10%	164	0.17%	35	0.11%	10	0.03%	23	0.08%	47	0.14%
Kansas	119	0.34%	447	0.57%	72	0.25%	27	0.09%	113	0.45%	103	0.31%
Kentucky	49	0.15%	242	0.28%	67	0.17%	15	0.05%	55	0.25%	73	0.20%
Louisiana	82	0.22%	203	0.27%	87	0.28%	28	0.10%	157	0.74%	172	0.53%
Maine	54	0.23%	117	0.18%	55	0.19%	23	0.10%	62	0.36%	136	0.41%
Maryland	469	2.72%	927	2.10%	358	1.69%	285	1.59%	263	2.21%	438	2.09%
Massachusetts	249	1.51%	867	2.12%	540	3.31%	235	1.47%	461	4.10%	764	3.98%
Michigan	468	1.56%	1,175	1.68%	220	0.82%	220	0.85%	322	1.72%	450	1.51%
Minnesota	246	1.03%	708	1.27%	364	1.54%	80	0.41%	194	1.30%	219	1.04%
Mississippi	18	0.04%	10	0.01%	4	0.01%	6	0.02%	38	0.18%	18	0.05%
Missouri	334	0.96%	1,177	1.46%	226	0.67%	55	0.17%	118	0.58%	210	0.62%
Montana	49	0.21%	232	0.44%	56	0.16%	43	0.13%	45	0.26%	57	0.30%
Nebraska	53	0.13%	192	0.22%	26	0.07%	10	0.04%	11	0.05%	17	0.05%
Nevada	390	2.21%	831	1.84%	1,107	4.93%	211	0.99%	288	1.72%	451	1.75%
New Hampshire	67	0.32%	313	0.62%	135	0.56%	41	0.22%	104	0.63%	138	0.46%
New Jersey	553	3.51%	1,256	2.98%	471	2.52%	318	2.03%	374	2.98%	609	3.01%
New Mexico	171	0.59%	431	0.64%	195	0.65%	58	0.24%	99	0.55%	182	0.62%
New York	898	6.34%	2,458	6.74%	822	5.56%	776	4.70%	687	6.31%	589	3.10%
North Carolina	294	0.99%	783	1.10%	354	1.31%	334	1.58%	202	1.33%	212	0.96%
North Dakota	6	0.01%	46	0.04%	8	0.02%	1	0.00%	6	0.02%	7	0.01%
Ohio	322	0.82%	977	1.19%	263	0.73%	127	0.40%	381	1.56%	569	1.43%
Oklahoma	81	0.20%	213	0.21%	101	0.27%	37	0.11%	48	0.21%	52	0.15%
Oregon	388	1.67%	1,195	2.10%	801	2.62%	512	2.09%	255	1.72%	394	1.60%
Pennsylvania	213	0.72%	892	1.21%	301	1.06%	195	0.80%	482	2.28%	679	1.77%
Rhode Island	70	0.29%	175	0.32%	66	0.30%	27	0.14%	133	0.71%	184	0.49%
South Carolina	94	0.34%	287	0.46%	182	0.74%	105	0.55%	84	0.57%	73	0.25%
South Dakota	39	0.13%	209	0.24%	5	0.01%	5	0.01%	10	0.04%	18	0.05%
Tennessee	130	0.39%	460	0.54%	128	0.38%	101	0.38%	155	0.74%	182	0.58%
Texas	917	2.68%	2,445	3.11%	1,370	3.54%	394	1.62%	623	3.28%	991	3.33%
Utah	187	0.67%	530	0.82%	273	0.92%	213	0.99%	172	0.99%	326	1.29%
Virginia	400	2.58%	877	2.27%	346	1.83%	255	1.62%	310	2.63%	584	2.82%
Vermont	22	0.09%	63	0.11%	54	0.20%	5	0.01%	15	0.08%	20	0.08%
Washington	489	2.45%	1,667	3.29%	1,271	4.25%	800	4.17%	430	3.18%	642	2.87%
Wisconsin	89	0.29%	423	0.61%	148	0.45%	57	0.19%	59	0.30%	119	0.37%
West Virginia	19	0.06%	46	0.07%	13	0.03%	8	0.01%	20	0.06%	32	0.08%
Wyoming	14	0.04%	57	0.08%	7	0.03%	7	0.02%	12	0.06%	17	0.06%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%	1	0.00%

 Notes:
(1) Weighted averages refer to weighted averages by principal balance.
(2) Excludes mortgage loans for which no credit score was available.
(3) Percentage of aggregate pool balance represented by mortgage loans in the specified state.